Summary Prospectus Supplement	July 17, 2024

Large Cap Focus Fund

ETLAX	Class A Shares	ETLCX	Class C Shares
ETLNX	Class N Shares	ETLIX	Class I Shares

(the “Fund”)

This information supplements certain information contained in the Summary Prospectus for the Fund, dated November 1, 2023, as supplemented, and should be read in conjunction with such Summary Prospectus.

Effective July 16, 2024, Anant Goel no longer serves as Portfolio Manager of the Fund. Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of Eventide Asset Management, LLC (the "Adviser"), and Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, continue to serve as Portfolio Managers of the Fund. Accordingly, the Prospectus is hereby revised as follows:

The following information replaces the section in the Fund's Summary Prospectus entitled "FUND SUMMARY/ Eventide Large Cap Focus Fund - Portfolio Managers":

Portfolio Manager. Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser, and Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serve as Portfolio Managers of the Fund. Mr. Singer has served the Fund in this capacity since the Fund commenced operations in June 2022. Ms. Bamford has served the Fund as a Portfolio Manager since May 2024.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.

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